Exhibit 99.1

Cerberus Sentinel Names Dave Bennett Chief Operating Officer

U.S. cybersecurity services firm appoints recognized operations leader to executive team for next stage of growth

SCOTTSDALE, Ariz., Feb. 17, 2022 (GLOBE NEWSWIRE) — Cerberus Cyber Sentinel Corporation (Nasdaq: CISO), a Managed Compliance and Cybersecurity Provider (MCCP) based in Scottsdale, Ariz., announces that Dave Bennett has been named chief operating officer (COO) of the company. He will be responsible for overseeing all operations, integrations, and service offerings for the organization, assuming his new role Feb. 25.

Previously, Bennett served as chief product officer (CPO) for Experian Health. He currently serves as a member of the President’s STEM Advisory Board at Grand Canyon University. Earlier, he served as vice president and worldwide head of build for healthcare and life sciences at DXC.

“I’m pleased to have such a high-caliber individual join the Cerberus Sentinel team,” said David Jemmett, CEO, Cerberus Sentinel. “I’ve personally seen Dave grow through his career over the last 25 years. He has served in leadership roles for multiple companies, where he has brought operational and sales excellence. This appointment continues our strategy of acquiring the best talent to drive our clients’ success and provide them with a blend of the best people, processes and technology to protect their digital infrastructure investment.

“Dave brings a crucial skill set to the Cerberus Sentinel team, which will help us continue to grow our organization through our significant M&A activity. He will build the infrastructure to support rapid organic growth and expand our capacity as an international Managed Compliance and Cybersecurity Provider.”

“I am very excited to join Cerberus Sentinel,” said Bennett. “The team is smart, passionate, and dedicated to supporting our worldwide clients, which I believe presents an opportunity for tremendous growth and value creation. The cybersecurity business is one of the fastest-growing industries today, and I am confident we can develop and execute plans to drive consistent growth. This is a people and technology business, and Cerberus Sentinel’s unique growth model positions us to get and retain the best cyber talent on the market.”

About Cerberus Sentinel

Cerberus Sentinel is a Managed Compliance and Cybersecurity Provider (MCCP) with its exclusive MCCP+ managed compliance and cybersecurity services plus culture program. The company is rapidly expanding by acquiring world-class cybersecurity, secured managed services, and compliance companies with top-tier talent that utilize the latest technology to create innovative solutions to protect the most demanding businesses and government organizations against continuing and emerging security threats and compliance obligations.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Cerberus Sentinel’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” and elsewhere in Cerberus Sentinel’s Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein, could affect Cerberus Sentinel’s future financial results and could cause actual results to differ materially from those expressed in such forward-looking statements. The forward-looking statements in this news release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause the Cerberus Sentinel’s actual results to differ materially from expected and historical results. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Company Contact:

Neil Stinchcombe, CMO

Cerberus Sentinel

480-500-7294

Neil.Stinchcombe@cerberussentinel.com

Public Relations:

Cathy Morley Foster

Eskenzi PR

925-708-7893

cathy@eskenzipr.com

Investor Relations:

Matt Glover or Alex Kovtun

Gateway Investor Relations

949-574-3860

CISO@gatewayir.com